SHARE-BASED PAYMENTS	6 Months Ended
Jun. 30, 2022
Share-based payment arrangements [Abstract]
Share-Based Payments	Share-Based Compensation
We measure and recognize compensation expense related to share-based transactions, including employee, consultant, and non-employee director share option awards, in our consolidated financial statements based on fair value. We estimate the share option fair value at the date of grant using the Black-Scholes option pricing model, which requires management to make certain assumptions of future expectations based on historical and current data. The assumptions include the expected term of the share option, expected volatility, dividend yield, and risk-free interest rate. The expected term represents the amount of time that options granted are expected to be outstanding, based on forecasted exercise behavior. The risk-free rate is based on the rate at grant date of zero-coupon U.S. Treasury notes with a term comparable to the expected term of the option. We estimate expected volatility based on the historical volatility of comparable public entities’ share price from the same industry. We base our dividend yield on forecasted expected payments, which we expect to be zero for the immediate future. We recognize compensation expense over the vesting period of the award on a graded attribution basis, and we estimate forfeitures.

Employee Stock Purchase Plan

In connection with, and prior to the consummation of, the Company's initial public offering, the Company's board of directors adopted the GLOBALFOUNDRIES Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP is administered by the Company's board of directors or, as applicable, its delegate (the “ESPP Administrator”).

Subject to certain equitable adjustments in connection with certain events affecting the outstanding ordinary shares reserved for issuance as awards, the maximum aggregate number of our ordinary shares that may be issued or transferred under the ESPP with respect to awards is 7,500,000 ordinary shares; provided that the share reserve under the ESPP will, unless otherwise determined by our board of directors, automatically increase on January 1 of each year for 8 years commencing on January 1, 2023 and ending on (and including) January 1, 2031 in an amount equal to 0.25% of the total number of ordinary shares outstanding on December 31 of the preceding year. In no event will the number of ordinary shares that may be issued or transferred pursuant to rights granted under the ESPP exceed 18,750,000, in the aggregate, subject to the adjustments described above.
Performance Stock Units

During the second quarter of 2022, the Company awarded Performance Stock Units (“PSUs”) to certain senior level employees, which will vest if certain financial performance objectives are achieved over a two to three year performance period and the grantee remains employed by the Company through that performance period. Each PSU represents a contingent right to receive shares of the Company’s stock if the Company meets certain performance measures over the requisite period. The PSU awards entitle recipients to receive, upon vesting, a number of shares that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions.